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                                                                    Exhibit 12.2

                                    XTRA INC.
            STATEMENT OF THE CALCULATION OF EARNINGS TO FIXED CHARGES

                                                                      Twelve Months
                                                                          Ended
                                                                       September 30,
                                                                           1995
                                                                        (millions)
                                                                      --------------
 EARNINGS
 Income from operations before provision for income taxes                   97.9
   Add: Fixed charges (below)                                               41.8
                                                                           -----
                                                                           139.7
                                                                           =====
 FIXED CHARGES
   Interest expense                                                         41.4
   Interest portion of
     rent expense                                                            0.4
                                                                           -----
                                                                            41.8
                                                                           =====
   Ratio of Earnings to
     Fixed Charges                                                           3.3
                                                                           =====

For purposes of computing the ratio of earnings to fixed charges, "earnings" represents income from operations before taxes plus fixed charges. "Fixed charges" for operations consist of interest on indebtedness and the portion of rental expense which represents interest.


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